             SECOND AMENDMENT TO LOAN AGREEMENT, FIRST AMENDMENT TO
                       GUARANTY AND SURETYSHIP AGREEMENT,
                          AND REAFFIRMATION AGREEMENT

         This SECOND AMENDMENT TO LOAN AGREEMENT, FIRST AMENDMENT TO GUARANTY AND SURETYSHIP AGREEMENT, AND REAFFIRMATION AGREEMENT ("Amendment"), made as of September ___, 1998 is by and among THE CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: Christopher Tierney, Telefax Number (212) 667-1666 (together with its successors and assigns, "Lender"), ALS-VENTURE II, INC., a Delaware corporation having an address at c/o Alternative Living Services, Inc., 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention: Chief Financial Officer, Thomas E. Komula, Telefax Number (414) 789-6182 ("Borrower"), ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention: Chief Financial Officer, Thomas E. Komula, Telefax Number (414) 789-6182 ("Guarantor" and "Parent Pledgor", as applicable) and ALS-CLARE BRIDGE, INC., a Delaware corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Subsidiary Pledgor"; the "Parent Pledgor" and the "Subsidiary Pledgor" are referred to herein collectively as the "Pledgors").

                                    RECITALS

         A. WHEREAS, Lender and Borrower are parties to that certain Loan Agreement made as of May 26, 1998 and amended as of July 31, 1998 pursuant to that certain First Amendment to Loan Agreement and Reaffirmation Agreement (the "Original Loan Agreement") which Original Loan Agreement provides for a series of advances (collectively, the "Loan") from Lender in the principal amount up to $82,000,000 which amount may be increased by the Earn-Out Advance for up to $8,000,000, provided the terms of the Loan Agreement are complied with. The Loan is evidenced by those certain promissory notes each dated as of May 26, 1998 and each executed and delivered by Borrower to Lender. The Loan is secured by, inter alia, real property, improvements thereon and other collateral (collectively, "Property"). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning set forth in the Original Loan Agreement;

         B. WHEREAS, pursuant to Article III of the Original Loan Agreement, the parties to this Amendment desire Lender to make the final Additional Facility Advance;

         C. WHEREAS, Lender and Borrower have agreed, among other things, to amend the Loan by having the Loan be evidenced by five notes, instead of the four notes referenced in the Original Loan Agreement. Accordingly, Borrower is splitting the note in the amount of $72,681,000 ("Original Master Note") and, in exchange therefor, delivering to Lender a note in the amount of $65,737,000 ("Note A") and a note in the amount of $5,650,000 ("Note B"); and

         D. WHEREAS, in connection with the foregoing recitals, and as a condition to Lender making the Additional Facility Advance, the parties desire to amend the Original Loan Agreement in the manner set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals, which are by this reference incorporated herein, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1.       Amendments to Original Loan Agreement.

                  1.1 Exhibit B. Exhibit B of the Original Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto and by this reference incorporated herein.

                  1.2 Adjusted Net Operating Income Definition. The definition of "Adjusted Net Operating Income" is hereby deleted in its entirety and replaced with the following:

                  "Adjusted Net Operating Income" means (calculated for the Facilities or any Facility), for any period, the Net Operating Income for such period reduced by (i) the Capital Reserve Amount, pro rated for the applicable period, (ii) to the extent not reflected in the Net Operating Income, annual base management fees, pro rated for the applicable period, equal to the greater of (y) actual base management fees paid pursuant to the applicable Management Agreement and (z) five percent (5%) of Gross Revenues (provided, however, in no event shall the annual base management fees included in this clause (ii) include any management expenses, such as, but not limited to, accounting expenses, marketing costs, regional and corporate personnel expenses and general corporate overhead, to the extent such expenses are actually reflected in the Net Operating Income), and (iii) an amount necessary to reflect a minimum annual vacancy factor of five percent (5%), pro rated for the applicable period. Notwithstanding the foregoing , to the extent Adjusted Net Operating Income must be calculated for a period which is less than twelve
                  (12) months, Adjusted Net Operating Income shall be calculated for such period on an annualized basis.

                  1.3. Base Adjusted NOI Definition. The definition of "Base Adjusted NOI" is hereby deleted in its entirety.

                  1.4. Note. The definition of "Note" is hereby deleted in its entirety and replaced with the following:

                  "Note" means and refers to collectively, (i) the $1,690,000 promissory note relating to the Facility located in Penn Hills, Pennsylvania, (ii) the $4,271,000 promissory note relating to the Facility located in Cheswick, Pennsylvania,
                  (iii) the $3,358,000 promissory note relating to the Facility located in Export, Pennsylvania, (iv) the $5,650,000 promissory note relating to the Facility located in Mars, Pennsylvania, and (v) the $65,737,000 promissory note relating to all the other Facilities, each in form and substance satisfactory to Lender in Lender's discretion, dated the Closing Date, made by Borrower to Lender or made by Borrower to Nomura Asset Capital Corporation, a Delaware corporation ("Nomura") and subsequently assigned and endorsed by Nomura to Lender pursuant to this Agreement, as any such promissory notes may be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or in replacement thereof.

                  1.4. Spread. The definition of "Spread" is hereby deleted in its entirety and replaced with the following:

                  "Spread" means 2.18%, which is a weighted average of the following spreads: (i) 1.95% spread on the Closing Date Advance on May 26, 1998, (ii) 1.95% spread on the Additional Facility Advance on July 31, 1998, and (iii) 2.65% spread on the Additional Facility Advance on the date hereof.

         2. Amendments to Guaranty and Suretyship Agreement. The Guaranty and Suretyship Agreement is hereby amended to delete the first "Whereas" paragraph thereof and to replace such paragraph with the following:

         "WHEREAS, Borrower and Lender are parties to a Loan Agreement dated as of May 26, 1998 and amended as of July 31, 1998 and as of the date of the September Additional Facility Advance (said Loan Agreement, as modified and supplemented and in effect from time to time, the "Loan Agreement"), which Loan Agreement provides for a series of advances (collectively, the "Loan") to be made by the Lender to Borrower. The Loan is to be evidenced by, and repayable with interest thereon, Default Rate interest, and Late Charges, together with the Yield Maintenance Premium, if any, in accordance with those certain promissory notes each dated as of May 26, 1998 (such notes, as modified and supplemented and in effect from time to time, collectively, the

         "Note"). Capitalized terms when used herein without definition shall have the same meaning as defined in the Loan Agreement;"


         3. Ratification and Reaffirmation. Each of Borrower, Guarantor and Pledgors hereby ratify and confirm, and reaffirm in all respects and without condition, all of the terms, covenants and conditions set forth in the Loan Documents to which each is bound and hereby respectively agree as follows:

                  3.1 Borrower remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Loan Documents, all Collateral, Liens, and other security interests and pledges created pursuant thereto or referred to therein shall continue unimpaired and in full force and effect and shall continue to secure all of the existing and future Indebtedness due under the Original Loan Agreement.

                  3.2 Guarantor remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Guaranty and Suretyship Agreement, the Environmental Indemnity Agreement, Equity Pledge Agreements and any other Loan Document by which Guarantor is bound.

                  3.3 Subsidiary Pledgor remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Equity Pledge Agreements and any other Loan Document by which Subsidiary Pledgor is bound.

                  3.4 Borrower, Guarantor and Subsidiary Pledgor agree that the Loan Documents, as so modified, remain in full force and effect as of the date hereof, and nothing herein contained shall be construed to impair the security or affect the first priority of the lien of any mortgage, nor impair any rights or powers which Lender or its successors may have for nonperformance of any term of any of the Loan Documents. All Collateral, Liens and other security interests and pledges created pursuant to, or referred to in, the Loan Documents shall continue unimpaired and in full force and effect and shall continue to secure all of the existing and future Indebtedness due under the Original Loan Agreement.

         4. Representations and Warranties. Borrower, Guarantor and Pledgors acknowledge and agree that any and all representations and warranties (including, without limitation, the Single-Purpose Entity representations and warranties) contained in the Original Loan Agreement and all the other Loan Documents shall be deemed to be remade as of the date hereof. Further, Borrower, Guarantor and Pledgors represent and warrant that there are no existing or pending Defaults or Events of Default under the Loan Agreement or any other Loan Document.

         5. Severability. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6. No Modification Except in Writing. None of the terms of this Amendment may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

         7. Further Assurances. Borrower, Guarantor and Subsidiary Pledgor shall execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of this Amendment and the Loan Documents, to carry out more effectively the purposes of this Amendment and the Loan Documents, or to confirm the priority of any Lien created by any of the Loan Documents.

         8.       Miscellaneous.

                  8.1 This Amendment constitutes the entire agreement among the parties concerning its subject matter.

                  8.2 This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns.

                  8.3 This Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.4 This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to New York's principles of conflict of law).

                  8.5 Any reference to the Loan Agreement in any of the Loan Documents shall hereafter mean the Original Loan Agreement as amended by this Amendment as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

         9. Effective Date. This Amendment was signed on September 16, 1998. However, this Amendment is effective only as of September ___, 1998.

                        [Signatures Appear On Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this SECOND AMENDMENT TO LOAN AGREEMENT, FIRST AMENDMENT TO GUARANTY AND SURETYSHIP AGREEMENT, AND REAFFIRMATION AGREEMENT to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                 LENDER:


                                 THE CAPITAL COMPANY OF AMERICA LLC, a
                                 Delaware limited liability company


                                 By:
                                    ---------------------------------
                                      Christopher Tierney
                                      Vice President


                                 BORROWER:

                                 ALS-VENTURE II, INC., a Delaware
                                 corporation


                                 By:
                                    ---------------------------------
                                      David Boitano
                                      Vice President


                                 GUARANTOR / PARENT PLEDGOR:

                                 ALTERNATIVE LIVING SERVICES, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------
                                      David Boitano
                                      Vice President


                                 SUBSIDIARY PLEDGOR:

                                 ALS-CLARE BRIDGE, INC., a Delaware corporation


                                 By:
                                    ---------------------------
                                      David Boitano
                                      Vice President

                                   EXHIBIT B

                             Additional Definitions

Closing Date Advance (May 26, 1998)                                            $32,516,000

Initial Basic Carrying Costs Amount                                            $121,905.16

Initial Capital Reserve Amount                                                 $         0

Additional Facility Advance (July 31, 1998)                                    $21,330,000

Additional Facility Advance (September ___, 1998)                              $26,860,000

ALLOCATED LOAN AMOUNTS
----------------------

         1.       Clare Bridge of Cheswick                                      $4,271,000
                  Cheswick, PA

         2.       Clare Bridge of Murrysville                                   $3,358,000
                  Export, PA

         3.       Sterling House of Columbia                                    $2,352,000
                  Columbia, SC

         4.       Sterling House of Rock Hill                                   $2,259,000
                  Rock Hill, SC

         5.       WovenHearts of Battle Creek                                   $2,495,000
                  Battle Creek, MI

         6.       WovenHearts of Bay City                                       $2,478,000
                  Bay City, MI

         7.       WovenHearts of Midland                                        $2,500,000
                  Midland, MI

         8.       WovenHearts of Monroe                                         $2,769,000
                  Monroe, MI

         9.       WovenHearts of Penn Hills                                     $1,690,000
                  Penn Hills, PA

         10.      WovenHearts of Saginaw                                        $2,547,000
                  Saginaw Township, MI

         11.      WovenHearts of Swartz Creek                                   $1,069,000
                  Swartz Creek, MI

         12.      WovenHearts of West St. Paul                                  $2,206,000
                  West St. Paul, MN

         13.      WovenHearts of Westland                                       $2,502,000
                  Westland, MI

         14.      Sterling House of South Bend                                  $2,210,000
                  SouthBend, IN

         15.      WovenHearts of Coon Rapids                                    $3,330,000
                  Coon Rapids, MN

         16.      Clare Bridge of Oviedo/                                       $6,940,000
                  WovenHearts of Oviedo
                  Oviedo, FL

         17.      Hamilton House of Portage/                                    $8,850,000
                  Wynwood of Portage
                  Portage, MI

         18.      Wynwood of Adams (I)                                          $5,650,000
                  Mars, PA

         19.      Clare Bridge of Sun City West                                 $4,610,000
                  Sun City West, AZ

         20.      Clare Bridge of Eagan                                         $4,500,000
                  Eagan, MN

         21.      Clare Bridge of Brandon (II)                                  $2,530,000
                  Brandon, FL

         22.      Sterling House of Maryville                                   $2,300,000
                  Maryville, TN

         23.      Sterling House of Littleton                                   $2,730,000
                  Littleton, CO

         24.      Sterling Cottage of Goodlettsville                            $2,180,000
                  Goodlettsville, TN

         25.      Sterling House of Cape Coral                                  $2,360,000
                  Cape Coral, FL


LEASED FACILITIES                   OPERATOR                           ADDRESS
-----------------                   --------                           -------

Clare Bridge of Cheswick         ALS-Indiana (PA)                    931 Route 910
Cheswick, PA                     Partners, a Pennsylvania            Cheswick, PA 15024
                                 general partnership

Clare Bridge of Murrysville      Clare Bridge of                     5300 Old William
Export, PA                       Murrysville L.P., a                 Penn Highway
                                 Delaware limited partnership        Export, PA 15632

Sterling House of Columbia       Burkshire Development, L.L.C.,      251 Springtree Drive
Columbia, SC                     a South Carolina limited            Columbia, SC 29223
                                 liability company

Sterling House of Rock Hill      Gatwick Development, L.L.C.,        1920 Ebenezer Road
Rock Hill, SC                    a South Carolina limited            Rock Hill, SC 29732
                                 liability company

WovenHearts of Bay City          WovenHearts of Bay City L.P.,       720/734 N. Pine Road
Bay City, MI                     a Delaware limited partnership      Bay City, MI 48707

WovenHearts of Midland           WovenHearts of Midland L.P.,        4012/4004 Waldo Avenue
Midland, MI                      a Delaware limited partnership      Midland, MI 48642

WovenHearts of Monroe            WovenHearts of Monroe L.P.,         1615/1605 Fredericks Drive
Monroe, MI                       a Delaware limited partnership      Monroe, MI 48162

WovenHearts of Saginaw           WovenHearts of Saginaw L.P.,        2445/2485 McCarty Road
Saginaw, MI                      a Delaware limited partnership      Saginaw, MI 48162

WovenHearts of West              WovenHearts of West St. Paul        305/315 E. Thompson
Avenue St. Paul                  L.P., a Delaware limited            West St. Paul, MN 55118
West St. Paul, MN                partnership

WovenHearts of Westland          WovenHearts of Westland             32111/32151 Cherry Hill
Rd                               L.P., a Delaware limited            Westland, MI 48186
Westland, MI                     partnership

Sterling House of                Rosebery Development, L.L.C.,       17441 State Road 23,
South Bend                       an Indiana limited liability        South Bend, IN
                                 company

WovenHearts of Coon              WovenHearts of Coon Rapids I,       1770 113th Lane,
Rapids (I)                       L.P., a Delaware limited            Coon Rapids, MN
                                 partnership

WovenHearts of Coon              WovenHearts of Coon Rapids II,      11372 Robinson Drive,
Rapid (II)                       L.P., a Delaware limited            Coon Rapids, MN
                                 partnership

Clare Bridge of Oviedo (I)       WovenHearts of Oviedo I, L.P.,      445 Alexandria Blvd.,
                                 a Delaware limited partnership      Oviedo, FL

WovenHearts of Oviedo            WovenHearts of Oviedo II, L.P.,     395 Alafaya Woods Blvd.,
(II)                             a Delaware limited partnership      Oviedo, FL

WovenHearts of Oviedo            WovenHearts of Oviedo III, L.P.,    355 Alafaya Woods Blvd.,
(III)                            a Delaware limited partnership      Oviedo, FL

Hamilton House of Portage        Hamilton House of Portage L.P.      3150 Old Centre Avenue,
                                 a Delaware limited partnership      Portage, MI

Wynwood of Portage               Wynwood of Portage L.P.,            3150 Old Centre Avenue,
                                 a Delaware limited partnership      Portage, MI

Wynwood of Adams (I)             Wynwood of Adams L.P., a            10 Adams Ridge Blvd.,
                                 Delaware limited partnership        Mars, PA

Clare Bridge of Sun City         Clare Bridge of Sun City West       14001 W. Meeker Blvd.,
West                             L.P., a Delaware limited            Sun City West, AZ
                                 partnership

Clare Bridge of Eagan            Clare Bridge of Eagan L.P., a       1365 Crestridge Lane,
                                 Delaware limited partnership        Eagan, MN

Sterling House of Brandon        Sterling of Brandon II/Cape         524 N. Parsons Avenue,
                                 Coral LLC, a Delaware limited       Brandon, FL
                                 liability company

Sterling House of                Sterling of Maryville/              511 Pearson Springs Road,
Maryville                        Goodlettsville LLC, a Delaware      Maryville, TN
                                 limited liability company

Sterling House of                Sterling of Littleton LLC, a        8271 S. Continental
Littleton                        Delaware limited liability          Divide Road,
                                 Littleton, CO

Sterling Cottage of              Sterling Cottage Maryville/         2025 Caldwell Drive,
Goodlettsville                   Goodlettsville LLC, a Delaware      Goodlettsville, TN
                                 limited liability company

Sterling House of                Sterling of Brandon II/Cape         1416 Country Club Road,
Cape Coral                       Coral LLC, a Delaware limited       Cape Coral, FL
                                 liability company

NONLEASED FACILITIES                                                   ADDRESS
--------------------                                                   -------

WovenHearts of Battle Creek                                            191/197 Lois Drive
Battle Creek, MI                                                       Battlecreek, MI 49015

WovenHearts of Penn Hills                                              7151 Saltsburg Road
Penn Hills, PA                                                         Penn Hills, PA 15235

WovenHearts of Swartz Creek                                            8240 Miller Road
Swartz Creek, MI                                                       Swartz Creek, MI 48476


JOINT VENTURE FACILITIES          JOINT VENTURE                        ADDRESS
------------------------          -------------                        -------

None


ADDITIONAL FACILITIES
---------------------

None


SUBLEASED FACILITIES
--------------------

Clare Bridge of Oviedo (I)
Clare Bridge of Sun City West
Clare Bridge of Brandon II
Sterling House of Cape Coral

* The Initial Basic Carrying Costs are allocated among the Facilities as follows:

Facility                                                        Real Estate                 Insurance
                                                                Taxes                       Premiums

Clare Bridge of Cheswick                                        $  3,333.33                 $    640.00
Clare Bridge of Murrysville                                        2,083.33                      608.25
Sterling House of Columbia                                         2,730.92                      504.17
Sterling House of Rock Hill                                        2,482.67                      458.33
WovenHearts of Battle Creek (I) & (II)                             4,583.33                      596.00
WovenHearts of Bay City (I) & (II)                                 2,700.00                      596.00
WovenHearts of Midland (I) & (II)                                  2,700.00                      596.00
WovenHearts of Monroe (I) & (II)                                   2,700.00                      596.00
WovenHearts of Penn Hills                                          2,916.67                      300.00
WovenHearts of Saginaw (I) & (II)                                  2,700.00                      596.00
WovenHearts of Swartz Creek                                        2,416.67                      298.00
WovenHearts of West St. Paul (I) & (II)                            2,700.00                      596.00
WovenHearts of Westland (I) & (II)                                 4,583.33                      596.00
Sterling House of SouthBend                                        2,979.17                      650.00
WovenHearts of Coon Rapids (I) & (II)                              6,883.33                      875.00
Clare Bridge of Oviedo (I) &
  WovenHearts of Oviedo (II) & (III)                              11,100.00                    1,483.25
Hamilton House of Portage &
  Wynwood of Portage                                              11,083.33                    1,557.58
Wynwood of Adams (I)                                               3,333.33                      949.33
Clare Bridge of Sun City West                                      5,600.00                      708.25
Clare Bridge of Eagan                                              5,600.00                      708.25
Sterling House of Brandon (II)                                     3,000.00                    2,500.00
Sterling House of Maryville                                        2,979.17                      550.00
Sterling House of Littleton                                        3,800.00                      925.00
Sterling Cottage of Goodlettsville                                 2,979.17                      550.00
Sterling House of Cape Coral                                       3,000.00                    2,500.00
                                                                -----------                   ---------
                                                     Total      $100,967.75          Total  $ 20,937.41


DOING BUSINESS AS NAMES
-----------------------

Clare Bridge of Cheswick
Clare Bridge of Murrysville
Sterling House of Columbia
Sterling House of Rock Hill
WovenHearts of Battle Creek
WovenHearts of Bay City
WovenHearts of Midland
WovenHearts of Monroe

WovenHearts of Penn Hills
WovenHearts of Saginaw
WovenHearts of Swartz Creek
WovenHearts of West St. Paul
WovenHearts of Westland
Sterling House
WovenHearts
Clare Bridge
Hamilton House
Wynwood
Sterling Cottage